Supplement dated August 6, 1998
                       to the Prospectuses of
             Flag Investors Emerging Growth Fund, Inc.
                        dated March 1, 1998

     On June 30, 1998, the Fund's Board of Directors approved, subject to shareholder approval, a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company ("ABCAT"). ABCAT was until June 30, 1998, a subsidiary of Bankers Trust Corporation, the indirect parent of ICC. On June 30, 1998, Bankers Trust sold ABCAT to a group including ABCAT's management and other investors.

     ABCAT, with offices at 19-21 South Street, Baltimore, Maryland 21202, is a trust company chartered under the laws of the State of Maryland. ABCAT employs Frederick L. Meserve, who is also an employee of ICC, and has managed the Fund's investments since 1993. Approval of the Sub-Advisory Agreement is necessary to ensure continuity of Fund management.

     The matter will be submitted to shareholders of the Fund at a meeting scheduled for September 25, 1998. Only shareholders of record of the Fund as of the close of business on August 7, 1998 will be entitled to vote on the proposal.



         PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

























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